Exhibit 10.23 Certain information marked “[*]” has been omitted in accordance with Item 601(b)(10) of Regulation S-K because it is both not material and is the type of information that the registrant treats as private or confidential. REVERSE MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT by and among PHH MORTGAGE CORPORATION (Seller), and FINANCE OF AMERICA REVERSE LLC (Purchaser) Effective as of November 17, 2025

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS .......................................................................................................... 1 Section 1.01 Definitions ........................................................................................... 1 ARTICLE II SALE AND TRANSFER OF ASSETS ................................................................... 7 Section 2.01 Sale and Purchase Transaction......................................................... 7 Section 2.02 Conditions Precedent. ........................................................................ 8 Section 2.03 Transfer of Servicing Rights ............................................................. 9 Section 2.04 Delivery of Data; Servicing Files; Delivery of Mortgage File ........ 9 Section 2.05 Transfer of Tax and Flood Contracts. ............................................. 9 Section 2.06 Transfers of Bankruptcy Claims .................................................... 10 Section 2.07 [Reserved] ......................................................................................... 10 Section 2.08 Assignments ...................................................................................... 10 Section 2.09 Misapplied and Returned Payments .............................................. 11 Section 2.10 Approvals .......................................................................................... 11 Section 2.11 Notice to Taxing Authorities and Insurers .................................... 11 Section 2.12 IRS ..................................................................................................... 12 Section 2.13 Other Notices .................................................................................... 12 Section 2.14 Consumer Financial Protection Bureau ........................................ 12 Section 2.15 Interim Servicing ............................................................................. 12 Section 2.16 Power of Attorney ............................................................................ 12 Section 2.17 Recertification .................................................................................. 13 Section 2.18 Access to Information ...................................................................... 13 Section 2.19 Costs and Expenses .......................................................................... 13 Section 2.20 Transfer in Accordance with Applicable Requirements .............. 13 Section 2.21 Servicing Transfer Instructions ...................................................... 13 Section 2.22 Supplementary Information ........................................................... 14 ARTICLE III REPRESENTATIONS AND WARRANTIES ..................................................... 14 Section 3.01 Representations and Warranties of Seller ..................................... 14 ARTICLE IV REMEDIES .......................................................................................................... 18 Section 4.01 Remedies ........................................................................................... 18 ARTICLE V TERMINATION .................................................................................................... 18 ARTICLE VI MISCELLANEOUS ............................................................................................. 18 Section 6.01 APA Provisions................................................................................. 18 EXHIBIT A Mortgage Loan and Advances Schedule Fields EXHIBIT B [Reserved] EXHIBIT C Form of Officer’s Certificate EXHIBIT D Form of Power of Attorney

ii EXHIBIT E Servicing Transfer Instructions EXHIBIT F Servicing File EXHIBIT G Collateral File EXHIBIT H Origination File SCHEDULE 2.02(a)(3) Lien Releases SCHEDULE 3.01(d) Disclosed Litigation Loans SCHEDULE 3.01(o) Mortgaged Property SCHEDULE 3.01(x) Known Curtailment Events SCHEDULE 3.01(y) Title Insurance SCHEDULE 3.01(z) Occupancy of the Mortgaged Property

1 REVERSE MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT This REVERSE MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, dated as of November 17, 2025 (this “Agreement”), is by and between PHH MORTGAGE CORPORATION, a New Jersey corporation (“Seller”), and FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (“Purchaser”). Seller and Purchaser are each referred to as a “Party” and collectively as the “Parties.” RECITALS: WHEREAS, concurrently with the execution and delivery of this Agreement, the Parties are executing and delivering that certain Asset Purchase Agreement (as it may be amended, modified or supplemented from time to time in accordance with its terms, the “APA”), pursuant to the terms and subject to the conditions of which, concurrent with the Closing, Seller shall sell, assign, transfer and convey to Purchaser certain assets, and Purchaser shall assume, pay, discharge and perform certain liabilities, of the Business; and WHEREAS, Purchaser desires to purchase, and Seller desires to sell, all of the Seller’s right, title and interest in and to the Purchased MSR Assets (as defined herein) on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the terms and subject to the conditions of this Agreement, the Parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings specified below. Capitalized terms used herein, but not otherwise defined, shall have the meanings set forth in the APA or MLPA, as applicable. “Active Mortgage Loan” means any HECM Loan designated as in “Active” status on the Mortgage Loan and Advances Schedule. “Anti-Money Laundering Laws” has the meaning specified in Section 3.01(l). “APA” has the meaning set forth in the Recitals. “Approved Flood Zone Determination Company” means CoreLogic, Inc. d/b/a Cotality, or any successor thereto, or another flood zone determination vendor approved by Purchaser, that will track FEMA flood zone map determination changes with respect to the Mortgaged Property. “Approved Tax Services Company” means CoreLogic, Inc. d/b/a Cotality, or any successor thereto, or another tax services vendor approved by Purchaser.

2 “Assignment of Mortgage Instrument” means an assignment of Mortgage Instrument, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect the transfer of the Mortgage Instrument identified therein from the transferor to the transferee named therein. “Collateral File” means, with respect to each Mortgage Loan, the documents referred to in Exhibit G hereto and any additional documents pertaining to such Mortgage Loan required to be added to the related Collateral File pursuant to the terms of this Agreement and Applicable Requirements. “Curtailment Event” means with respect to any Mortgage Loan that is due and payable at any time prior to the Closing Date, either (i) the failure of Seller or any prior servicer (or other responsible party) in respect of such Mortgage Loan to meet any one of the applicable requirements set forth in 24 C.F.R. 206.129(d)(3)(x) in compliance with the Curtailment Event Timeframes or any other FHA Regulation the violation of which results in a reduction of the amount of eligible mortgage insurance proceeds in respect a claim to FHA pertaining to such Mortgage Loan, or (ii) as of the Closing Date, the deadline to meet any one of the applicable requirements set forth in 24 C.F.R. 206.129(d)(3)(x) and related FHA Regulations falls less than sixty (60) days after the Transfer Date. “Curtailment Event Timeframes” means any one of the applicable timeframes including, but not limited to, any timeframe the failure of which to meet results in a change in the amount of the related FHA Insurance claim, set forth in 24 C.F.R. 206.125 or 24 C.F.R. 206.127. “Curtailment Losses” means any Loan Losses caused by Curtailment Events. “Custodian” means the party, or its successors or assigns, responsible for the safekeeping and tracking of the Collateral Files related to the Mortgage Loans. “Enforceability Exceptions” has the meaning specified in Section 3.01(b). “Eligible Advances” means Advances that have not been recovered by Seller as of the Closing Date that are eligible to become Participations in accordance with Applicable Requirements as of the Closing Date. “Execution Date” means the date of the execution and release from escrow of this Agreement. “Execution Date Mortgage Loan and Advances Schedule” means the Mortgage Loan and Advances Schedule to be delivered pursuant to Section 2.04(a) setting forth the information listed on Exhibit A with respect to each Mortgage Loan that identifies all Mortgage Loans and Advances (that have not been recovered by Seller as of the date three (3) Business Days prior to the date hereof) and contains the information with respect thereto as of the third (3rd) Business Day prior to the date hereof. The Execution Date Mortgage Loan and Advances Schedule may be delivered in electronic form. “Executive Order” has the meaning specified in Section 3.01(l).

3 “Exhibit” means an exhibit attached hereto or delivered or to be delivered pursuant to this Agreement. “FHA” means the Federal Housing Administration, an agency within the HUD, and includes the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulations. “FHA Insurance” means an insurance policy issued by the FHA with respect to a loan under the applicable section of the National Housing Act. “FHA Regulations” means regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, including the HUD Handbook, HUD HECM Guidelines and other HUD issuances relating to mortgage loans insured by the FHA, including, without limitation, related handbooks, circulars, notices and mortgagee letters. “Final Mortgage Loan and Advances Schedule” means the Mortgage Loan and Advances Schedule to be delivered pursuant to Section 2.04(b) setting forth the information listed in Exhibit A with respect to each Mortgage Loan as of the Closing Date. The Final Mortgage Loan and Advances Schedule may be delivered in electronic form. “Ginnie Guaranty Agreement” means with respect to each HMBS, the guaranty agreement executed by the related Ginnie Mae issuer and Ginnie Mae. “Ginnie Mae” means the Government National Mortgage Association or any successor thereto. “Ginnie Mae Guides” means the Ginnie Mae Mortgage-Backed Securities Guides and all amendments or additions thereto. “Ginnie Mae Requirements” means the applicable rules, regulations, directives and instructions of Ginnie Mae, including, without limitation, the Ginnie Mae Guides and any master agreements, commitments, applicable waivers or other documentation related to the Mortgage Loans or the related Servicing Rights delivered by or to Ginnie Mae. “HECM Loan” means an individual fixed or adjustable-rate reverse mortgage loan originated pursuant to the FHA’s Home Equity Conversion Mortgage program and insured by FHA Insurance. “HECM Program” means the HUD Home Equity Conversion Mortgage program. “HMBS” means a Ginnie Mae security backed by Participations under the umbrella of the Ginnie Mae II Custom MBS Program. “HMBS Issuer Responsibilities” means with respect to the HMBS Pools, all the duties, responsibilities and liabilities of the “Issuer of Record” under the Ginnie Mae II Custom MBS Program, including pursuant to the related Ginnie Guaranty Agreement and the Ginnie Mae Guides.

4 “HMBS Pool Issuer Rights” means with respect to the HMBS Pools, all the rights of the “Issuer of Record” under the Ginnie Mae II MBS Program, the Ginnie Guaranty Agreement and the Ginnie Mae Guide, including the right to service the HECM Loans underlying the related HMBS Pools and to receive the servicing fee and/or the servicing fee margin, as applicable, with respect thereto. “HMBS Pools” means the HMBS pools set forth on a Mortgage Loan and Advances Schedule. “HUD” means the United States Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA mortgage insurance. The term “HUD,” for purposes of this Agreement, is also deemed to include subdivisions thereof such as FHA and Ginnie Mae. “HUD Handbook” means the HUD Handbook 4000.1 and any subsequent revisions thereto. “HUD HECM Guidelines” means the regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD guidance relating to the Mortgage Loans, in each case, as may be amended from time to time, and including, without limitation, the HUD HECM Mortgagee Letters. “HUD HECM Mortgagee Letters” means the letters published by HUD from time to time that, among other things, provide for the implementation and interpretation of, and describe policy matters relating to, the HECM Program and the HUD Handbook. “Insurer” or “Insurers” means FHA, or any private mortgage insurer and any insurer or guarantor under any standard hazard insurance policy, any flood insurance policy, any title insurance policy, any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Loan or pool and any successor thereto. “Interim Servicing Period” means, with respect to any Mortgage Loan, the period of time from the Closing Date up to the Transfer Date. “Investor” means Ginnie Mae. “Investor Consent” means a written affirmative consent or approval of the applicable Investor to the transfer of related Servicing Rights from Seller to Purchaser. “Investor Guides” means the Ginnie Mae Guides. “IRS” has the meaning specified in Section 2.12. “Litigation” means with respect to a Mortgage Loan, pending litigation, including foreclosure proceedings, evictions and bankruptcies and similar forms of ordinary course loan- level litigation involving the Seller or the related Mortgage Loan.

5 “Loan in Litigation” means a Mortgage Loan that is the subject of pending Litigation. “Maximum Claim Amount” means, with respect to each Mortgage Loan, the lesser of the appraised value of the related Mortgaged Property or the maximum loan limit established for a one family residence under Section 305(a)(2) of the Federal Home Loan Mortgage Corporation Act (as adjusted where applicable under Section 214 of the National Housing Act). “MERS” means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto. “MERS Mortgage Loan” means any Mortgage Loan registered with MERS on the MERS System. “MERS System” means the system of recording transfers of mortgages electronically maintained by MERS. “MIN” means the Mortgage Identification Number for any MERS Mortgage Loan. “Mortgage File” means, with respect to each Mortgage Loan, the related Collateral File and the related Servicing File and, solely with respect to the New Origination Loans, the related Origination File, collectively. “Mortgage Instrument” means any deed of trust, security deed, mortgage, security agreement or any other instrument that constitutes a first lien on real estate securing payment by a Mortgagor of a Mortgage Note. “Mortgage Loan and Advances Schedule” means any of the Execution Date Mortgage Loan and Advances Schedule, Pre-Closing Mortgage Loan and Advances Schedule or Final Mortgage Loan and Advances Schedule, as applicable. “Mortgaged Property” means the fully constructed one-to-four family residential real property that is encumbered by a Mortgage Instrument, including all buildings and fixtures thereon and all accessions thereto including installations of mechanical, electrical, plumbing, heating and air conditioning systems located in or affixed to such buildings. “Mortgagor” means any obligor under a Mortgage Note or a Mortgage Instrument. “National Housing Act” means the National Housing Act, 12 U.S.C. § 1701 et seq. “New Origination Loan” means a Mortgage Loan with respect to which the Final Mortgage Loan and Advances Schedule lists a “Closing Date” on or after the date that is six (6) months prior to the Closing Date. “Non-Eligible Advance” means any Advance identified by Seller on the Final Mortgage Loan and Advances Schedule as an Advance that has not been recovered by Seller as of the Closing Date and that is ineligible to become a Participation (which may be identified as non- active loans).

6 “OFAC Regulations” has the meaning specified in Section 3.01(l). “Old Origination Loans” means the Mortgage Loans related to the Purchased MSR Assets that are not New Origination Loans. “Origination File” means, with respect to each Mortgage Loan, the documents in Exhibit H hereto. “Participations” means the principal balances related to Mortgage Loans which represent participation interests in the Mortgage Loans (including the uncertificated portion of any Mortgage Loan) created from time to time by the Ginnie Guaranty Agreement included in HMBS Pools. “Party” has the meaning specified in the first Paragraph of this Agreement. “Powers of Attorney” means executed powers of attorney, substantially in the form of Exhibit D attached hereto. “Pre-Closing Mortgage Loan and Advances Schedule” means the Mortgage Loan and Advances Schedule to be delivered pursuant to Section 2.04(b) setting forth the information listed on Exhibit A with respect to each Mortgage Loan that identifies all Mortgage Loans and Advances (that have not been recovered by Seller as of the last day of the immediately preceding calendar month prior to the Closing Date) and contains the information with respect thereto as of the last day of the immediately preceding calendar month. The Pre-Closing Mortgage Loan and Advances Schedule may be delivered in electronic form. “Purchased MSR Assets” means (i) the Servicing Rights and (ii) all Advances. “Qualified Insurer” means an Insurer duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by the applicable Investor. “Servicing Agreement” means the contracts, and all applicable rules, regulations, procedures, manuals and guidelines incorporated therein, defining the rights and obligations of the Investors and Seller, with respect to the servicing of Mortgage Loans to which the applicable Servicing Rights pertain. “Servicing Fee” means with respect to each Mortgage Loan, for a period of one full month, the servicing fee of such Mortgage Loan as set forth in the Execution Date Mortgage Loan and Advances Schedule, Pre-Closing Mortgage Loan and Advances Schedule or Final Mortgage Loan and Advances Schedule, as applicable. “Servicing File” means, with respect to each Mortgage Loan, all documents set forth on Exhibit F attached hereto. “Servicing Rights” means the rights and responsibilities with respect to servicing the Mortgage Loans, including any and all of the following: (a) all rights and obligations to service

7 a Mortgage Loan in accordance with Applicable Requirements; (b) all rights to receive Servicing Fees; (c) the right to collect, hold and disburse escrow payments or other payments with respect to the Mortgage Loan and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by Applicable Requirements; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Servicing Files pertaining to the Mortgage Loan or pertaining to the past, present or prospective servicing of the Mortgage Loan; (f) all agreements or documents creating, defining or evidencing any such Servicing Rights and all rights of Seller thereunder; (g) all rights to reimbursement for any unreimbursed Advances as of the Closing Date, or other expenses and costs, on or after the Closing Date to which Seller, in its capacity as servicer prior to the Closing Date, may be entitled pursuant to Applicable Requirements; (h) to the extent applicable, except as otherwise provided herein, all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Mortgage Loans; (h) with respect to the Mortgage Loans for which Participations are included in the HMBS Pools, the related HMBS Pool Issuer Rights and HMBS Issuer Responsibilities; and (i) all rights, powers and privileges incident to any of the foregoing. “Servicing Transfer Instructions” means the instructions, to be attached hereto as Exhibit E, detailing the procedures pursuant to which Seller shall effect the transfer of the Servicing Rights and the Advances to Purchaser or its designee. “Transaction” means the transaction described in this Agreement. “Transaction Documents” means this Agreement and the Bill of Sale Assignment and Assumption Agreement. “Transfer Date” means the date with respect to the Servicing Rights on which (i) Seller’s legal right, title and interest in and to the Servicing Rights is transferred to Purchaser, (ii) pursuant to any applicable required consents or approvals of other Persons, including without limitation any necessary Investor Consents, Purchaser commences servicing the related Mortgage Loans, and (iii) the other conditions to the transfer of such Servicing Rights have been satisfied or waived. The Transfer Date will be such date as mutually agreed upon by the Parties and approved by the applicable Investor. ARTICLE II SALE AND TRANSFER OF ASSETS Section 2.01 Sale and Purchase Transaction. (a) On the terms and subject to the conditions of this Agreement, on the Closing Date, in exchange for payment of the portion of the MSR Purchase Price that is due on the Closing Date by the Purchaser to the Seller pursuant to Section 2.5 of the APA, the Seller shall sell, assign, transfer and convey to Purchaser, and Purchaser shall purchase and acquire from the Seller, all of such Seller’s beneficial right, title and interest in and to the Purchased MSR Assets, free and clear of Liens (other than Permitted Liens and any Liens created by or under Applicable Requirements).

8 (b) On the Closing Date, the Purchaser and the Seller shall each execute and deliver to each other the Bill of Sale Assignment and Assumption Agreement confirming the sale of the Purchased MSR Assets, together with all documents maintained as part of the related Collateral Files, any payments received on the Mortgage Loans after the Closing Date, all other amounts collected in respect of the Mortgage Loans after the Closing Date and all proceeds of the foregoing after the Closing Date. (c) It is expressly understood and agreed that the economics of the ownership of the Servicing Rights shall accrue to the benefit of Purchaser as of the Closing Date, and Purchaser shall be entitled to receive all of the Servicing Fees payable under the Servicing Agreements after the Closing Date, including without limitation any accrued and unpaid Servicing Fees as of the Closing Date, in each case, subject to the New Subservicing Agreement. Section 2.02 Conditions Precedent. (a) The obligations of Purchaser under this Agreement are subject to the satisfaction in all respects, at or prior to the Closing Date, of each of the conditions set forth in Section 6.2 of the APA and the following conditions, any or all of which may be waived in writing by Purchaser: (1) Seller shall deliver, or cause to be delivered, to Purchaser: (i) On the Closing Date, a duly executed copy of the Bill of Sale Assignment and Assumption Agreement; (ii) On the Closing Date, all Investor Consents to the transfer of the Servicing Rights hereunder; (2) The Closing under the APA shall occur simultaneously with the Closing Date hereunder; (3) Seller shall have delivered to Purchaser copies of any lien releases regarding the Purchased MSR Assets set forth on Schedule 2.02(a)(3); and (4) Seller shall deliver a duly signed Officer’s Certificate to Purchaser. (b) The obligations of Seller under this Agreement are subject to the satisfaction in all respects, at or prior to the Closing Date, of each of the conditions set forth in Section 6.3 of the APA and the following conditions, any or all of which may be waived in writing by Seller: (1) On the Closing Date, Purchaser shall deliver, or cause to be delivered, to Seller a duly executed copy of the Bill of Sale Assignment and Assumption Agreement; (2) The Closing under the APA shall occur simultaneously with the Closing Date hereunder; and

9 (3) Seller has received the portion of the MSR Purchase Price payable on the Closing Date, subject to the provisions and limitations set forth Section 2.5 of the APA. Section 2.03 Transfer of Servicing Rights. On the Transfer Date, Seller and Purchaser shall evidence and effectuate the transfer of the Servicing Rights on the applicable servicing system of record and Purchaser shall assume responsibility for servicing the Mortgage Loans on its own behalf and on behalf of the applicable Investor, and Seller shall cease all interim servicing activities related to the Mortgage Loans. Section 2.04 Delivery of Data; Servicing Files; Delivery of Mortgage File. (a) Within ten (10) Business Days following the date of execution of this Agreement, Seller shall provide Purchaser or its designee with the Execution Date Mortgage Loan and Advances Schedule. (b) No later than the tenth (10th) Business Days of each calendar month following the Execution Date and until the Closing Date (or such other time period mutually agreed to by the Parties), Seller shall provide Purchaser or its designee with the most recent Pre-Closing Mortgage Loan and Advances Schedule. No later than ten (10) Business Days after the Closing Date (or such other time period mutually agreed to by the Parties), Seller shall provide Purchaser or its designee with the Final Mortgage Loan and Advances Schedule, containing data as of the Closing Date. (c) On the Closing Date, Seller shall deliver to Purchaser the Bill of Sale Assignment and Assumption Agreement to transfer and convey the Servicing Rights pertaining to the Purchased MSR Assets to Purchaser. Prior to the Transfer Date, Purchaser and Seller shall execute and deliver the documents required by the applicable Investor in connection with the transfer of the Servicing Rights hereunder, in form and substance reasonably satisfactory to Purchaser and Seller, and shall execute and deliver such other instruments or documents as Purchaser and Seller shall reasonably determine are necessary or appropriate to evidence the Transaction. (d) On the Closing Date, Seller shall deliver to Purchaser (or cause the Custodian to deliver) a trust receipt evidencing an internal transfer of the Collateral Files pertaining to the Purchased MSR Assets from Seller to Purchaser on the books and records of such Custodian. (e) No later than the Transfer Date, Seller shall deliver, or cause to be delivered, to Purchaser (or provide independent access through an independent third party electronic hosting site (such as Reverse Quest)), which such third party electronic hosting site will provide the related documents in a format that provides for bulk download and is indexed, to the extent Seller possesses such documents in an indexed format, substantially all of the (i) Mortgage Files and (ii) Origination Files related to the Old Origination Loans in Seller’s possession, in each case pertaining to the Purchased MSR Assets. Section 2.05 Transfer of Tax and Flood Contracts.All Mortgage Loans pertaining to the Purchased MSR Assets will have as of the Transfer Date, and by no later than the Transfer Date Seller shall assign and transfer, or cause its designee to assign and transfer, in an electronic

10 file format, a fully paid and transferable real estate tax service contract for each Mortgage Loan service issued by an Approved Tax Service Company and transferred on such date to Purchaser or its designee. (b) All Mortgage Loans pertaining to the Purchase MSR Assets will have as of the Transfer Date, and by no later than the Transfer Date Seller shall assign and transfer, or cause its designee to assign and transfer, in an electronic file format, a fully paid and transferable flood certification contract issued by an Approved Flood Zone Determination Company for each Mortgage Loan service transferred on such date to Purchaser or its designee. (c) Seller shall undertake all obligations under this Section at Seller’s cost and expense and Seller shall be responsible for any associated transfer fees. Notwithstanding the foregoing, in the event Seller does not provide such contracts from an Approved Flood Zone Determination Company or an Approved Tax Service Company, Seller agrees that Purchaser may obtain such tax service and or flood contracts at Seller’s cost of obtaining such tax contracts and/or flood contracts. Section 2.06 Transfers of Bankruptcy Claims. With respect to the Purchased MSR Assets, in connection with any Mortgage Loans subject to bankruptcy proceedings, Seller shall file or shall cause to be filed transfers of claims or amendments of claims, as applicable and as required by Applicable Requirements, including Rule 3001(e) of the Federal Rules of Bankruptcy Procedure. Seller shall promptly deliver to Purchaser or cause to be delivered (upon Purchaser’s request) any information and documentation not already in Purchaser’s possession reasonably requested by Purchaser regarding any Mortgage Loans subject to bankruptcy proceedings. Section 2.07 [Reserved]. Section 2.08 Assignments. (a) With respect to the Purchased MSR Assets, with respect to those Mortgage Loans registered with MERS as of the Transfer Date, Seller shall, within ten (10) Business Days of the Transfer Date (or such earlier date as required under Applicable Requirements), notify MERS, in accordance with MERS’ operating procedures, of the transfer of Servicing Rights contemplated to occur on such Transfer Date, and Seller shall be responsible for the fees of MERS related to reflecting Purchaser (or any Purchaser designee) as the servicer of record. (b) With respect to the Purchased MSR Assets, Seller shall, at its expense, prepare and execute, and with respect to all Active Mortgage Loans that are Non-MERS Mortgage Loans, record, or cause to be prepared and executed, and with respect to all Active Mortgage Loans that are Non-MERS Mortgage Loans, recorded, on or prior to the Transfer Date, all Assignment of Mortgage Instruments relating to any Mortgage Loans that are not registered with MERS as of the Transfer Date, in compliance with the applicable Servicing Agreements or, if Purchaser does not intend for the related Mortgage Loan to be registered with MERS, to Purchaser; prepare, and with respect to all Active Mortgage Loans that are Non-MERS Mortgage Loans, or cause to be prepared, and with respect to all Active Mortgage Loans that are Non-MERS Mortgage Loans, recorded, as required by the applicable Investor, all prior intervening Assignments of Mortgage

11 Instruments; execute and prepare, and with respect to all Active Mortgage Loans that are Non- MERS Mortgage Loans, record, or cause to be executed and prepared, and with respect to all Active Mortgage Loans that are Non-MERS Mortgage Loans, recorded, as required by the applicable Investor, all Assignments of Mortgage Instruments from Seller to MERS (or, with respect to each Mortgage Loan that Purchaser does not intend to be registered with MERS, execute and prepare or cause to be executed and prepared all Assignments of Mortgage Instruments from Seller to Purchaser and prepare in recordable form but do not record or cause to be prepared in recordable form but not recorded all Assignments of Mortgages from Purchaser to the applicable Investor, in each case as required by the applicable Investor); and endorse or cause to be endorsed the Mortgage Notes in blank without recourse or as otherwise required by the applicable Investor. Seller shall take all actions as may be necessary and as applicable to transfer the applicable Servicing Rights with respect to the Mortgage Loans to Purchaser, including: (i) assigning nominal title to the related Mortgage Instruments to Purchaser, or as permitted by the applicable Investor, to Purchaser’s designee; (ii) executing, preparing and recording, or causing to be executed, prepared and recorded all prior intervening Assignment of Mortgage Instruments, as required by the applicable Investor, and preparing in recordable form but not recording, or causing to be prepared in recordable form but not recording, all Assignment of Mortgage Instruments from Purchaser to the applicable Investor; (iii) endorsing or causing to be endorsed the related Mortgage Notes as required by the applicable Investor, without recourse; and (iv) taking any other actions required by an Investor or an Agency. Seller shall bear all costs and all responsibility associated with the preparation of such Assignment of Mortgage Instruments and other required actions, and shall record such Assignment of Mortgage Instruments if, and to the extent, such recordation is required by Applicable Requirements, and shall bear all costs and all responsibility associated with the recordation thereof. Section 2.09 Misapplied and Returned Payments. The Parties shall reasonably cooperate in correcting any misapplication errors relating to the Purchased MSR Assets, and if either Party discovers or receives notice of a misapplied payment, such Party shall notify the other Party within five (5) Business Days after such discovery or notice. Section 2.10 Approvals. Seller and Purchaser shall obtain Investor Consents pertaining to the Purchased MSR Assets prior to the Closing Date. Section 2.11 Notice to Taxing Authorities and Insurers. If required by Applicable Requirements in connection with the transactions contemplated herein, no less than fifteen (15) days prior to the Transfer Date, Seller shall deliver written notices of the transfer of Servicing Rights contemplated herein to each applicable taxing authorities and Insurers at Seller’s expense. Such notices shall instruct such entities to deliver, from and after the Transfer Date, all applicable payments, notices, bills, statements, records, files and other documents to Purchaser or its designee. All such notices sent to hazard, flood, earthquake and other Insurers shall comply with the requirements of the applicable master policies and shall instruct such insurers to change the mortgagee clause in the format required under Applicable

12 Requirements. Seller shall update FHA records to show Purchaser as the “holder” of Mortgage Loans pertaining to the Purchased MSR Assets at Seller’s expense. Seller shall be responsible for the cost of preparing and delivering the notices and taking other actions described in this Section and shall provide Purchaser with a copy of the form of each notice used by Seller to comply with this Section. Section 2.12 IRS. Seller shall, at its sole expense, prepare and file with the Internal Revenue Service of the United States (“IRS”) all reports, forms, notices or filings required by the IRS in relation to the servicing and ownership of the Mortgage Loans pertaining to the Purchased MSR Assets with respect to events occurring prior to the Transfer Date, and provide a copy of such filings, in a timely manner, to the applicable Mortgagors and, if required by the IRS, or at Seller’s option if permitted by the IRS, shall make such filings on or before the Transfer Date. Seller shall provide copies of such forms to Purchaser upon request. In addition, to the extent Seller shall have (or be required under Applicable Requirements to have) such in its possession, Seller shall also provide an IRS Form W-9 executed by the Mortgagor (or equivalent documentation acceptable to Purchaser) on all Mortgage Loans pertaining to the Purchased MSR Assets upon request. Section 2.13 Other Notices. Without limiting the application of any other provisions of the Agreement, Seller shall provide notices to any other Persons as necessary to effectuate and evidence the transfer of the applicable Servicing Rights to Purchaser, in accordance with Applicable Requirements, taking into account that Seller will act as subservicer under the New Subservicing Agreement. Section 2.14 Consumer Financial Protection Bureau. If applicable, each of Seller and Purchaser shall comply with servicing transfer guidance issued by the Consumer Financial Protection Bureau with respect to the transfer of Servicing Rights hereunder. Section 2.15 Interim Servicing. Seller shall interim service the Mortgage Loans for the benefit of Purchaser and the applicable Investor during the Interim Servicing Period in accordance with the terms of the New Subservicing Agreement and all Applicable Requirements. In the performance of its duties and services hereunder, Seller shall be an independent contractor acting on its own behalf and for its own account and without authority, expressed or implied, to act for or on behalf of Purchaser in any capacity other than that of an independent contractor, except as otherwise expressly set forth herein or in the New Subservicing Agreement, or as may be authorized by Purchaser in writing from time to time. Section 2.16 Power of Attorney. On or prior to the Transfer Date, and promptly thereafter upon Purchaser’s request, Seller shall provide Purchaser with twenty five (25) executed Powers of Attorney to be used by Purchaser as reasonably necessary to service the Mortgage Loans in accordance with Applicable

13 Requirements; provided Purchaser does not, by acceptance of such powers of attorney, assume responsibility for any of Seller’s obligations under this Agreement, or pursuant to Applicable Requirements. After the Transfer Date, Seller shall provide additional Powers of Attorney within five (5) Business Days (or such other time period mutually agreed to by the Seller and the Purchaser) of Purchaser’s request. Section 2.17 Recertification. Seller shall obtain each Collateral File and shall take such steps as are necessary to enable Purchaser or its designee, after the Transfer Date, to obtain by the deadline required by Applicable Requirements any required certification or recertification of pools and/or Mortgage Loans, as applicable, in connection with the transfer of Servicing Rights to Purchaser hereunder and/or the transfer of the Collateral Files to Purchaser’s Custodian, including delivery of Collateral Files in accordance with the provisions of this Agreement and the Servicing Transfer Instructions. With respect to the Purchased MSR Assets, if Purchaser or its designee or Purchaser’s Custodian returns a document to Seller for correction or missing information, Seller, at its own cost and expense, shall promptly correct the document or insert the appropriate information, record such document if required, and return the document to Purchaser, its designee or Purchaser’s Custodian, as applicable. Section 2.18 Access to Information. Prior to the Transfer Date, the Seller and the Purchaser agree to comply with the provisions set forth in Section 4.3 of the APA in connection with the provision of access to Seller’s personnel, books and records for purposes of facilitating the Transaction. Section 2.19 Costs and Expenses. Except as expressly otherwise set forth herein or in the Servicing Transfer Instructions, the Purchaser and the Seller shall each bear its own costs and expenses in connection with the purchase and sale of the Purchased MSR Assets hereunder, including any commissions due its sales personnel, the legal fees and expenses of its attorneys and any due diligence expenses, including Purchaser and Seller’s fees, costs, expenses and other amounts payable to or with respect to its advisors, consultants, accountants, attorneys, due diligence providers. [*] . Section 2.20 Transfer in Accordance with Applicable Requirements. In connection with the transfer of the Servicing Rights from Seller to Purchaser pursuant to this Agreement, each of Seller and Purchaser shall comply with all Applicable Requirements, including the requirements and guidelines of the applicable Investor, the Consumer Financial Protection Bureau and any other federal, state or local regulatory agency, body or authority with authority over Seller, Purchaser or the Transaction. Section 2.21 Servicing Transfer Instructions. In connection with the transfer of the Servicing Rights from Seller to Purchaser pursuant to this Agreement, Seller shall comply with the Servicing Transfer Instructions and take all steps necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage

14 Loans to Purchaser. The Servicing Transfer Instructions may be modified following the Closing Date by mutual agreement between Purchaser and Seller, subject to agreement among the Parties, to negotiate in good faith any changes that may be required due to Purchaser’s operational requirements and data requirements. In any instance in which the Servicing Transfer Instructions conflict with or are inconsistent with the terms of this Agreement or the APA, the APA shall control, followed by this Agreement, and finally the Servicing Transfer Instructions. Section 2.22 Supplementary Information. From time to time after the Execution Date and Closing Date, each Party shall furnish to the other Party such information supplementary to the information contained in the documents and schedules delivered pursuant hereto which is reasonably available and may reasonably be requested or which may be necessary for compliance with Applicable Requirements, in each case, with respect to the Mortgage Loans for which the Purchased MSR Assets are conveyed hereunder. ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows as of the date hereof and the Closing Date with respect to the Purchased MSR Assets: (a) General Compliance. Each Mortgage Loan has been originated and serviced in compliance with all Applicable Requirements in all material respects, except, in each case, where such failure to conform or ineligibility would not be the contractual or legal responsibility of Purchaser as the transferee under the Servicing Rights. (b) Advances. As of the Closing Date, no outstanding Advances have been sold, transferred, assigned or pledged to any Person other than Purchaser pursuant to this Agreement and the APA and are as set forth on the Mortgage Loan and Advances Schedule. Such outstanding Advances are valid and subsisting amounts owing to Seller or its Affiliates pursuant to and under the Applicable Requirements, are currently or are to be carried on the books of Seller at values determined in accordance with GAAP, are not subject to any set-offs or claims of the account debtor arising from acts or omissions of Seller that could reasonably be asserted against Purchaser, and are eligible for reimbursement from the applicable Investor, Insurer, Mortgagor or Mortgage Loan proceeds in accordance with Applicable Requirements. No Advance as of the Closing Date has been recovered by Seller. Seller has not received any written notice from a Governmental Entity or other appropriate party disputing or denying a claim by Seller for reimbursement in connection with an outstanding Advance. Seller has correctly identified each such outstanding Advance as either an Eligible Advance or a Non-Eligible Advance, as applicable, on the applicable Mortgage Loan and Advances Schedule. Each outstanding Advance has supporting backup documentation meeting the applicable Investor’s requirements in original or imaged form. (c) Compliance with Bankruptcy Laws. With respect to each Mortgage Loan that is subject to bankruptcy proceedings, Seller has complied with applicable bankruptcy Laws,

15 including the filing and proper prosecution and protection of all proofs of claim, filing notices of all payment changes, filing notices of fees, costs and other charges incurred with each Mortgage Loan, such as performing an escrow analysis of the applicable account from the filing of the bankruptcy petition and thereafter, as required by applicable non-bankruptcy Laws, and applying all payments as prescribed by applicable court orders. (d) Litigation. No Mortgage Loan is a Loan in Litigation, other than as disclosed on Schedule 3.01(d) attached hereto (the “Disclosed Litigation Loans”) [*]. (e) [*]. [*]. (f) Anti-money Laundering/OFAC. Seller has complied with all applicable anti-money laundering laws and regulations (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations. (g) [Reserved]. (h) Agency Repurchase Obligations. The Seller has provided (or will provide prior to the applicable Closing Date) the Purchaser with any information regarding any Investor repurchase requests to the Seller (including obligations to purchase Mortgage Loans out of HMBS Pools at such time as the principal balance of any such Mortgage Loan exceeds 98% of the Maximum Claim Amount in accordance with the Investor Guides). No Mortgage Loan is the subject of any demand that remains outstanding that has been made by the Agency or an Insurer to provide an indemnity or make-whole payment, and no Mortgage Loan has been the subject of any indemnity agreement entered into with the applicable Agency or Insurer. (i) Validity of Mortgage Documents. Each Mortgage Note and the related Mortgage Instrument is genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, subject to the Enforceability Exceptions. All parties to the Mortgage Note and the Mortgage Instrument had legal capacity to execute the Mortgage Note and the Mortgage Instrument and each Mortgage Note and Mortgage Instrument has been duly and properly executed by such parties. (j) Priority of Lien. Each Mortgage Loan is evidenced by a Mortgage Note and is duly secured by a valid subsisting, enforceable and perfected first lien Mortgage Instrument (including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing), in each case on such forms and with such terms as comply with the Applicable Requirements. The lien of the Mortgage is subject only to: (i) the lien of current real property taxes and assessments not yet due and payable; and (ii) other matters to which like properties are

16 commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage Instrument or the use, enjoyment, value or marketability of the related Mortgaged Property, in each case with respect to (i) and (ii), consistent with the requirements of the applicable Agency. (k) [*]. [*]. (l) FHA Insurance. (1) Each Mortgage Loan was underwritten in accordance with all FHA Regulations applicable to reverse mortgages and is fully insurable by HUD/FHA. Such insurance is in full force and effect. (2) No such Mortgage Loan is subject to any defect that would reasonably be expected to diminish or impair the FHA Insurance and no circumstances exist with respect to such Mortgage Loans that would permit coverage to be denied, in whole or in part, under the related FHA Insurance. The entire amount of the applicable insurance premium has been paid to HUD/FHA, and no portion is shared by Seller or, if the monthly premium option has been chosen for such Mortgage Loan, all such premiums due on or before the Closing Date have been duly and timely paid. (3) [*] (m) Satisfaction of All Necessary Payments. All taxes, governmental assessments, insurance premiums, ground rents, water, sewer and municipal charges that previously became due and owing have been paid by the (i) Mortgagor in accordance with FHA Regulations or (ii) Seller in accordance with Applicable Requirements. (n) Enforceability of Mortgagee’s Rights. None of the Mortgage Loan, the Mortgage Note and the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated or insolvency proceeding at the time the Mortgage Loan was originated, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgage. (o) Mortgaged Property. [*]. (p) [*]. [*].

17 (q) [*]. [*]. (r) Mortgage Files. The Collateral Files for all Mortgage Loans with the applicable Agency include all documents necessary for the Purchaser or the Custodian to provide the final certification or recertification for the related pools to the extent required under Applicable Requirements. The Mortgage File, including solely with respect to the New Origination Loans the Origination File with respect thereto, contains a true, correct and complete copy of each of the documents and instruments specified to be included therein and required to be maintained under the Applicable Requirements, and each such document or instrument is duly executed and in a form acceptable to the Investor and to HUD, and the information contained therein is true, accurate and complete in all material respects. (s) Servicing Fee. Each HECM Loan has a stated Servicing Fee within the limits prescribed by the HUD HECM Guidelines. No portion of the Servicing Fee has been sold, transferred, assigned or pledged to any third party other than Purchaser. (t) [*]. [*]. (u) No “Predatory” Mortgage Loan. No Mortgage Loan contains any term or condition, or involves any loan origination practice, that has been defined as “predatory” under any Applicable Law, or that has been expressly categorized as an “unfair” or “deceptive” term, condition or practice in any such Applicable Law. (v) Mortgage Loan Data. The information set forth in the Mortgage Loan and Advances Schedules is true, correct and complete in all material respects as of the dates set forth therein. (w) No Fraud. No misrepresentation, error or fraudulent action or omission has occurred on the part of Seller or, to the Knowledge of Seller, any other Person (including without limitation any Mortgagor, appraiser, builder or developer, credit reporting agency, settlement agent, realtor, broker or correspondent) in connection with the origination and/or servicing of any Mortgage Loan, any Servicing Agreement or the application of any insurance proceeds with respect to a Mortgage Loan or the Mortgaged Property. (x) [*]. [*]. (y) [*]. [*]. (z) [*]. [*]. (aa) [*]. [*]. (bb) [*]. [*]. (cc) [*]. [*]. Purchaser acknowledges that Seller is providing the representations and warranties in Section 3.01 solely for purposes of establishing the basis on which claims for indemnification may

18 be brought under the Agreement for Losses resulting from or arising out of any breach of any such representations and warranties by Seller, irrespective of whether Seller knows or should know of such breach and without disclosure of any such knowledge. Purchaser and Seller further acknowledge that some or all of the representations and warranties in Section 3.01 may be untrue, including in material respects, and that Purchaser and/or Seller (as a result of Seller’s due diligence or otherwise) may have actual knowledge of facts rendering some of such representations and warranties untrue, including in material respects. Purchaser acknowledges that its sole remedy for any breach of any representation or warranty in Section 3.01 is a claim for indemnity under Article VII of the APA. ARTICLE IV REMEDIES Section 4.01 Remedies. Seller shall indemnify Purchaser for any Losses arising under this Agreement, including any breach of the representations and warranties set forth in Article III hereof, pursuant to Article VII of the APA. It is understood and agreed that the representations and warranties set forth in Article III hereof and Seller’s obligations under this Section 4.01 shall survive the sale of the Purchased MSR Assets to the extent set forth in Section 7.01 of the APA to the Purchaser and shall inure to the benefit of the Purchaser. The Seller and the Purchaser hereby agree that the Purchaser’s sole remedies with respect to breach of this Agreement shall be as set forth in the APA. ARTICLE V TERMINATION Section 5.01 Termination Rights. The provisions of Article VIII of the APA shall govern the termination of this Agreement. ARTICLE VI MISCELLANEOUS Section 6.01 APA Provisions. Section 4.3 and Article IX of the APA are incorporated herein by reference, mutatis mutandis of the APA are incorporated herein by reference, mutatis mutandis. Notwithstanding anything to the contrary set forth here in or in the APA, in the event of any conflict between the terms of this Agreement and the APA, this Agreement shall control. [Signatures Follow]

[Signature Page to Reverse Mortgage Servicing Rights Purchase and Sale Agreement] IN WITNESS WHEREOF, each of the undersigned parties has caused this Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first above written. SELLER: PHH MORTGAGE CORPORATION By: /s/ Aaron Wade Name: Aaron Wade Title: EVP and Chief Investment Officer PURCHASER: FINANCE OF AMERICA REVERSE LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer

EXHIBIT A MORTGAGE LOAN AND ADVANCES SCHEDULE FIELDS [*] EXHIBIT B [RESERVED]

EXHIBIT C OFFICER’S CERTIFICATE (To be supplied on the Closing Date) I, _____________________________, the _________________ of PHH Mortgage Corporation (the “Seller”), pursuant to Section 2.02(a) of the Reverse Mortgage Servicing Rights Purchase and Sale Agreement between the Seller and Finance of America Reverse LLC, dated as of November 17, 2025 (the “MSR PSA”), hereby certify on behalf of the Seller that, in each case as of the date hereof: (i) The Seller Fundamental Representations will be true and correct in all respects as if made as of the Closing. The representations and warranties made by Seller contained in Section 3.1 of the APA (other than Seller Fundamental Representations) and the representations and warranties made by Seller in Section 3.01 of the MSR PSA are true and correct in all material respects as of the Closing Date, except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect; (ii) All of the terms, conditions, covenants, conditions and obligations of the Agreement required to be complied with and performed by the Seller under the MSR PSA at or prior to the date hereof have been duly complied with and performed in all material respects. (iii) I am authorized to execute this Certificate on behalf of the Seller. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of [____________]. By: ___________________ Name: Its:

EXHIBIT D FORM OF LIMITED POWER OF ATTORNEY Document prepared by and After Recording Return Document to: Finance of America Reverse LLC [____________] [____________] [____________] Attn: POA Team LIMITED POWER OF ATTORNEY THIS POWER OF ATTORNEY AUTHORIZES THE PERSON NAMED BELOW AS MY AGENT TO SELL, LEASE, GRANT, ENCUMBER, RELEASE, OR OTHERWISE CONVEY AN INTEREST IN MY REAL PROPERTY AND TO EXECUTE DEEDS AND OTHER INSTRUMENTS FOR ME. I GIVE MY AGENT THIS POWER FOR (Please INITIAL ONE, do not check) (___) ALL MY REAL PROPERTY. (___) ONLY THE SPECIFIC PROPERTY DESCRIBED AS FOLLOWS: KNOW ALL MEN BY THESE PRESENTS, that PHH Mortgage Corporation, having a place of business at [________] (the “Company”), does hereby constitute and appoint Finance of America Reverse LLC, (“Grantee”) having an office at [________________], by and through their officers, its true and lawful Attorney-in-Fact, (each an “Attorney-in-Fact” and collectively, the “Attorneys-in-Fact”) in the name, place and stead and for its benefit, in connection with all mortgage loans subject to the servicing rights sold and transferred to Grantee pursuant to that certain Reverse Mortgage Servicing Rights Purchase and Sale Agreement entered into as of November 17, 2025, by and among Grantee and Company (the “Agreement”) for the purpose of performing all acts and executing all documents in the name of the Company necessary and incidental to the servicing of said loans, including but not limited to: Foreclosing delinquent loans or discontinuing such foreclosure proceedings, including, but not limited to, the execution of notices of default, notices of sale, assignments of bids, and assignments of deficiency judgments, and appearing in the prosecuting bankruptcy proceedings; Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including, but not limited to, executing all contracts, agreements, deeds, assignments or other instruments necessary to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of the Company from such proceedings; Preparing, executing, and delivering satisfactions, cancellations, discharges, lost note instruments, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, substitutions of trustees under deeds of trust, and UCC-3 Continuation Statements;

Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt, and other security instruments securing said promissory notes in connection with loans for which Grantee has received full payment of all outstanding amounts due on behalf of the Company; and Endorsing insurance proceeds checks and mortgage payment checks to the order of the Company. . Grantee hereby agrees to indemnify and hold Company harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by reason or result of the unauthorized use of this Limited Power of Attorney by Buyer or any other Attorneys-In-Fact. The foregoing indemnity shall survive the termination of this Limited Power of Attorney. The Company further grants to Grantee full power and authority to do and perform all acts necessary for Grantee to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the Company might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that Grantee shall lawfully do by virtue of the powers and authority granted and contemplated hereby. This Limited Power of Attorney shall be in full force and effect as of [_________] (Date) until revoked or terminated by the Company. Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney has not been revoked by the Company. Company Name: By: Signature Name: Print Title: Date: Witness Signature [First Name Last Name] Witness Name Witness Signature [First Name Last Name] Witness Name

STATE OF [STATE] COUNTY OF [COUNTY] On this [DD] day of [Month], [Year], before me, the undersigned, a Notary Public in and for said State and County, personally appeared [Company Officer], personally known to me to be the person who executed the within instrument as [Officer’s Title], on behalf of [Company Name], and he or she acknowledged that said instrument is the free act and deed of said [Company Name], and he or she signed it voluntarily for its stated purpose and that he or she, being authorized to do so, executed and delivered said for the purposes therein contained. WITNESS by hand and official seal. ___________________________ Notary Public [Seal] ___________________________ My Commission Expires

EXHIBIT E SERVICING TRANSFER INSTRUCTIONS The attachment set forth in the electronic file entitled “Service Transfer Instructions.pdf” to be provided by email simultaneously with the distribution of an executed copy of this Agreement.

EXHIBIT F SERVICING FILE [*] EXHIBIT G COLLATERAL FILE [*] EXHIBIT H ORIGINATION FILE [*] SCHEDULE 2.02(a)(3) LIEN RELEASES [*] SCHEDULE 3.01(d) DISCLOSED LITIGATION LOANS [*] SCHEDULE 3.01(o) MORTGAGED PROPERTY [*]

SCHEDULE 3.01(x) [*] [*] SCHEDULE 3.01(y) [*] [*] SCHEDULE 3.01(z) [*] [*]